SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):       October 26, 2011

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	0-12379	31-1042001
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 East Fourth Street, Suite 1900 Cincinnati, Ohio		45202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (877) 322-9530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	First Financial Bancorp.

Item 2.02	Results of Operations and Financial Condition.

On October 26, 2011, First Financial Bancorp. issued its earnings press release that included the results of operations and financial condition for the first nine months and third quarter of 2011.  A copy of the earnings press release is attached as Exhibit 99.1.

The earnings press release includes some non-GAAP financial measures.  The first non-GAAP financial measure, Net interest margin (fully tax equivalent), appears in the table entitled “Consolidated Financial Highlights” under the section “Key Financial Ratios.”  It also appears in the two tables entitled “Consolidated Quarterly Statements of Income”, as well as the “Consolidated Statements of Income” under “Additional Data”.  The second non-GAAP measure appears in the tables entitled “Additional Data” at the bottom of the two “Consolidated Quarterly Statements of Income” pages and the “Consolidated Statements of Income” page.  The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate.  Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis.  Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons.  Management also uses these measures to make peer comparisons.

Below is a table showing “net interest income” calculated and presented in accordance with GAAP and the adjustments made to arrive at the non-GAAP financial measure “net interest income – tax equivalent.”  The table also shows “net interest margin” calculated and presented in accordance with GAAP and the method used to arrive at the non-GAAP financial measure “net interest margin (fully tax equivalent).”

	Three Months Ended					Nine Months Ended
	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	September 30,
	2011	2011	2011	2010	2010	2011	2010
	(Dollars in thousands)
Net interest income	$65,218	$65,867	$67,335	$67,906	$67,846	$198,420	$207,604
Tax equivalent adjustment	236	240	238	220	222	714	698
Net interest income - tax equivalent	$65,454	$66,107	$67,573	$68,126	$68,068	$199,134	$208,302

Average earning assets	5,687,036	5,733,604	5,772,224	5,792,624	5,867,311	5,730,642	5,946,078

Net interest margin*	4.55%	4.61%	4.73%	4.65%	4.59%	4.63%	4.67%
Net interest margin (fully tax equivalent)*	4.57%	4.62%	4.75%	4.67%	4.60%	4.65%	4.68%

*  Margins are calculated using net interest income annualized divided by average earning assets.

The earnings press release also includes some non-GAAP ratios in the “Consolidated Financial Highlights” page.  These ratios are:  (1) Return on average tangible common shareholders' equity; (2) Ending tangible common equity as a percent of ending tangible assets; (3) Ending tangible common equity as a percent of risk-weighted assets; (4) Average tangible common equity as a percent of average tangible assets; and (5) Tangible book value per common share.  The Ending tangible common equity as a percent of ending tangible assets and Average tangible common equity as a percent of average tangible assets are also shown in the “Regulatory Capital” section of the “Capital Adequacy” page in the earnings release.  The following table provides a reconciliation of these ratios to GAAP.  The company considers these critical metrics with which to analyze banks.  The ratios have been included in the earnings press release to facilitate a better understanding of the company’s capital structure and financial condition.

	Three Months Ended					Nine Months Ended
	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	September 30,
	2011	2011	2011	2010	2010	2011	2010
	(Dollars in thousands, except per share data)
Net income available to common shareholders (a)	$15,618	$15,973	$17,207	$14,300	$15,579	$48,798	$43,086

Average total shareholders' equity	$725,809	$707,750	$695,062	$697,016	$684,112	$709,653	$678,260
Less:
Average Preferred stock	0	0	0	0	0	0	(15,666)
Goodwill	(68,922)	(51,820)	(51,820)	(51,820)	(51,820)	(68,922)	(51,820)
Intangible assets	(8,436)	(4,847)	(5,227)	(5,604)	(6,049)	(8,436)	(6,049)
Average tangible common equity (b)	648,451	651,083	638,015	639,592	626,243	632,295	604,725
Add back: Average preferred stock	0	0	0	0	0	0	15,666
Average tangible shareholders' equity (c)	648,451	651,083	638,015	639,592	626,243	632,295	620,391

Total shareholders' equity	727,132	721,762	707,964	697,394	690,931	727,132	690,931
Less:
Preferred stock	0	0	0	0	0	0	0
Goodwill	(68,922)	(51,820)	(51,820)	(51,820)	(51,820)	(68,922)	(51,820)
Intangible assets	(8,436)	(4,847)	(5,227)	(5,604)	(6,049)	(8,436)	(6,049)
Tangible common equity (d)	649,774	665,095	650,917	639,970	633,062	649,774	633,062

Total assets	6,337,729	6,041,607	6,314,481	6,250,225	6,154,500	6,337,729	6,154,500
Less:
Goodwill	(68,922)	(51,820)	(51,820)	(51,820)	(51,820)	(68,922)	(51,820)
Intangible assets	(8,436)	(4,847)	(5,227)	(5,604)	(6,049)	(8,436)	(6,049)
Ending tangible assets (e)	6,260,371	5,984,940	6,257,434	6,192,801	6,096,631	6,260,371	6,096,631

Risk-weighted assets (f)	3,518,026	3,384,115	3,375,800	3,687,224	3,595,295	3,518,026	3,595,295

Total average assets	6,136,815	6,219,754	6,266,408	6,270,480	6,408,479	6,207,184	6,558,138
Less:
Goodwill	(68,922)	(51,820)	(51,820)	(51,820)	(51,820)	(68,922)	(51,820)
Intangible assets	(8,436)	(4,847)	(5,227)	(5,604)	(6,049)	(8,436)	(6,049)
Average tangible assets (g)	6,059,457	6,163,087	6,209,361	6,213,056	6,350,610	6,129,826	6,500,269

Ending common shares outstanding (h)	58,256,136	58,259,440	58,286,890	58,064,977	58,057,934	58,256,136	58,057,934

Ratios
Return on average tangible common shareholders' equity (a)/(b)	9.56%	9.84%	10.94%	8.87%	9.87%	10.32%	9.53%
Ending tangible common equity as a percent of:
Ending tangible assets (d)/(e)	10.38%	11.11%	10.40%	10.33%	10.38%	10.38%	10.38%
Risk-weighted assets (d)/(f)	18.47%	19.65%	19.28%	17.36%	17.61%	18.47%	17.61%
Average tangible common equity as a percent of average tangible assets (b)/(g)	10.70%	10.56%	10.28%	10.29%	9.86%	10.32%	9.30%
Tangible book value per common share (d)/(h)	$11.15	$11.42	$11.17	$11.02	$10.90	$11.15	$10.90
Average tangible shareholders' equity to average tangible assets (c)/(g)	10.70%	10.56%	10.28%	10.29%	9.86%	10.32%	9.54%

Item 9.01	Exhibits.

(d)	Exhibits:

The following exhibits shall not be deemed to be “filed” for purposes of the Securities Act.

99.1	First Financial Bancorp. Press Release dated October 26, 2011 – Furnished.
99.2	First Financial Bancorp. October 27, 2011 Earnings Call slides – Furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By:	/s/ J. Franklin Hall
J. Franklin Hall
Executive Vice President, Chief Financial Officer and Chief Operating Officer

Date:  October 26, 2011

Form 8-K	First Financial Bancorp.

Exhibit Index

Exhibit No.	Description

99.1	First Financial Bancorp. Press Release dated October 26, 2011.
99.2	First Financial Bancorp. October 27, 2011 Earnings Call slides.